UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2010
Northrim BanCorp, Inc.
(Exact name of registrant as specified in its charter)
Alaska
(State or other jurisdiction of incorporation)

0-33501	92-0175752

(Commission File Number)	(IRS Employer Identification No.)
3111 C Street
Anchorage, AK 99503
(Address of principal executive offices) (Zip Code)
(907) 562-0062
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
NORTHRIM BANCORP, INC.
Anchorage, Alaska
February 2, 2010
Item 4.01 Changes in Registrant’s Certifying Accountant
(a) On January 27, 2010, Northrim BanCorp, Inc. (the “Company”) informed its principal accountant, KPMG LLP of its dismissal effective upon the completion of their audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2009 and the effectiveness of internal control over financial reporting as of December 31, 2009 and the issuance of their reports thereon. The dismissal of KPMG LLP was approved by the Audit Committee of the Board of Directors.
The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP is currently in the process of completing its audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2009 and the effectiveness of internal control over financial reporting as of December 31, 2009.
During the fiscal years ended December 31, 2008 and December 31, 2007 and the interim period between December 31, 2008 and February 2, 2010, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the disagreements in connection with their report. There were no reportable events as defined under 304(a)(1)(v) of Regulation S-K.
The Company provided KPMG LLP with a copy of the disclosures made in this report prior to filing this report with the Securities and Exchange Commission (the “Commission”). The Company requested that KPMG LLP provide the Company with a letter addressed to the Commission stating whether it agrees with the above statements made by the Company related to KPMG LLP. A copy of that letter is attached hereto as Exhibit 16.1.
(b) New independent registered public accounting firm
On February 2, 2010, the Company engaged Moss Adams LLP to serve as its independent registered public accounting firm for the year ending December 31, 2010. The engagement of Moss Adams LLP was approved by the Audit Committee of the Board of Directors.
During the years ended December 31, 2008 and December 31, 2007 and through February 2, 2010, neither the Company or anyone acting on behalf of the Company consulted Moss Adams LLP with regard to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or the type of report on the effectiveness of internal control over financial reporting, or any other reportable events under 304(a)(1)(iv) and (v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits

(a)	Financial statements — not applicable.

(b)	Proforma financial information — not applicable.

(c)	EXHIBIT	DESCRIPTION

	16.1	Letter of KPMG LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.
Date: February 2, 2010	/s/Christopher N. Knudson

Christopher N. Knudson Executive Vice President and Chief Operating Officer

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